First Quarter 2024 Financial Results & Business Update May 1, 2024 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Information Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: Alkermes plc’s (the “Company”) expectations with respect to its current and future financial, commercial and operating performance, business plans or prospects, including its expected cash and revenue generation, expectations of profitability and potential return of capital to shareholders; the potential therapeutic and commercial value of the Company’s marketed products and development candidates; the Company’s expectations regarding plans and timelines for further clinical development activities, including study design and timelines and presentation of clinical data for ALKS 2680; and the Company’s plans to advance and expand its neuroscience pipeline. The Company cautions that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: whether the Company is able to sustain profitability; the unfavorable outcome of arbitration or litigation, including so-called “Paragraph IV” litigation or other patent litigation which may lead to competition from generic drug manufacturers, or other disputes related to the Company’s products or products using the Company’s proprietary technologies; the Company’s commercial activities may not result in the benefits that the Company anticipates; clinical development activities may not be completed on time or at all; the results of the Company’s development activities, including those related to ALKS 2680, may not be positive, or predictive of final results from such activities, results of future development activities or real-world results; potential changes in the cost, scope, design or duration of the Company’s development activities, including the ALKS 2680 development program; the U.S. Food and Drug Administration (“FDA”) or other regulatory authorities may not agree with the Company’s regulatory approval strategies or components of the Company’s marketing applications and may make adverse decisions regarding the Company’s products; the Company and its licensees may not be able to continue to successfully commercialize their products or support growth of such products; there may be a reduction in payment rate or reimbursement for the Company’s products or an increase in the Company’s financial obligations to government payers; the Company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2023 and in subsequent filings made by the Company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the Company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including non-GAAP net income, EBITDA (earnings before interest, taxes, depreciation and amortization) and non-GAAP earnings per share. The Company provides these non-GAAP financial measures of the Company’s performance to investors because management believes that these non-GAAP financial measures, when viewed with the Company’s results under GAAP and the accompanying reconciliations, are useful in identifying underlying trends in ongoing operations. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent reasonably determinable, can be found in the Appendix of this presentation. Note Regarding Trademarks: The Company and its affiliates are the owners of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO® , LYBALVI® and VIVITROL®. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Q1 2024 Financial and Operational Performance

In millions Q1 2024 Financial Results Summary Total Revenue In millions GAAP Net Income (Loss) GAAP Earnings (Loss) Per Share Diluted *Reflects reinstatement of certain U.S. royalties following the successful outcome of the Company’s arbitration with Janssen Pharmaceutica N.V. (“Janssen”), a subsidiary of Johnson & Johnson, announced in June 2023. *

In millions Q1 2024 Profitability From Continuing Operations GAAP Net Income (Loss) From Continuing Operations In millions Non-GAAP Net Income* From Continuing Operations EBITDA* From Continuing Operations In millions *Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Appendix of this presentation. EBITDA (earnings before interest, taxes, depreciation and amortization)

Q1 2024 Revenue Summary Amounts in the table above may not sum due to rounding. *Inclusive of ARISTADA INITIO® **Reflects reinstatement of certain U.S. royalties following the successful outcome of the Company’s arbitration with Janssen announced in June 2023. In millions, except % Q1’24 Q1’23 ∆ Q1’24 vs. Q1’23 Total Proprietary Net Sales $233.5 $214.7 9% VIVITROL® $97.7 $96.7 1% ARISTADA®* $78.9 $80.1 (2%) LYBALVI® $57.0 $38.0 50% Manufacturing & Royalty Revenue** $116.8 $72.9 60% Total Revenue** $350.4 $287.6 22%

Alkermes: 2024 Financial Expectations* *These expectations were initially provided by the Company on Feb. 15, 2024, are reiterated by the Company on May 1, 2024 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. ‡Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. (in millions) Financial Expectations for Year Ending Dec. 31, 2024 Total Revenues $1,500 – $1,600 COGS $230 – $250 R&D Expense $225 – $255 SG&A Expense $625 – $655 GAAP Net Income $350 – $390 EBITDA‡ $445 – $485 Non-GAAP Net Income‡ $465 – $505 Effective Tax Rate ~17% Expected net sales of proprietary products: VIVITROL® net sales of $410M – $430M ARISTADA® net sales of $340M – $360M LYBALVI® net sales of $275M – $295M

Q1 2024 Commercial Review

LYBALVI® Performance and Expectations *These expectations were initially provided by the Company on Feb. 15, 2024, are reiterated by the Company on May 1, 2024 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. LYBALVI Quarterly Net Sales ($M) Q1’24 net sales of $57.0M reflects 1% sequential growth compared to Q4’23 Q1’24 gross-to-net deductions: ~29% Inventory in the channel decreased by ~$2.3M during Q1’24 Outlook: FY’24 net sales expected to range from $275M – $295M*

LYBALVI® Prescription Growth Trends Q1’24 total TRx: ~49,600 reflecting 6% sequential growth compared to Q4’23 *Source: IQVIA NPA Weekly Post-Launch TRx* (Through 4/19/24) TRx Week

ARISTADA® Performance and Expectations ARISTADA Quarterly Net Sales* ($M) Q1’24 ARISTADA net sales were $78.9M Inventory in the channel decreased by ~$3.6M during Q1’24 Outlook: FY’24 net sales expected to range from $340M – $360M†* *Inclusive of ARISTADA INITIO® † These expectations were initially provided by the Company on Feb. 15, 2024, are reiterated by the Company on May 1, 2024 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations.

VIVITROL® Performance and Expectations VIVITROL Quarterly Net Sales ($M) * These expectations were initially provided by the Company on Feb. 15, 2024, are reiterated by the Company on May 1, 2024 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. Q1’24 VIVITROL net sales were $97.7M Inventory in the channel decreased by ~$4.3M during Q1’24 Outlook: FY’24 net sales expected to range from $410M – $430M*

Business Update

ALKS 2680: Investigational Oral Orexin 2 Receptor Agonist for the Once-Daily Treatment of Narcolepsy Upcoming Program Priorities NT1 Present additional phase 1b data at SLEEP 2024 – June Enroll Vibrance-1 phase 2 study NT2 Present phase 1b data at upcoming medical meeting Initiate phase 2 study (Vibrance-2) – expected in H2 2024 Recent Progress Narcolepsy Type 1 (NT1) Initiated Vibrance-1 phase 2 study Submitted data from the phase 1b NT1 cohort for presentation at upcoming medical meeting Narcolepsy Type 2 (NT2) and Idiopathic Hypersomnia (IH) Reported positive topline results from phase 1b proof-of-concept NT2 and IH cohorts Selected phase 2 NT2 doses

Vibrance-1 ALKS 2680 Phase 2 Study in Patients with NT1: Recently Initiated Vibrance-1 Narcolepsy Type 1 Phase 2 Design 4 mg (n=20) 6 mg (n=20) 8 mg (n=20) Placebo (PBO) (n=20)

2024 Strategic Priorities Driven by core products and streamlined operating structure Initiate phase 2 programs Advance internal development candidates and explore external pipeline opportunities Deliver strong commercial growth and profitability Advance orexin 2 receptor agonist program Expand neuroscience pipeline Plan for significant cash generation Continue focus on capital allocation, including potential opportunities to return capital to shareholders

Appendix

Appendix: Amounts Included in Discontinued Operations (In thousands) Year Ended December 31, 2023 Three Months Ended March 31, 2024 Cost of goods manufactured and sold $ -- Research and development 2,516 Selling, general and administrative --- Income tax benefit $ (396) Loss from discontinued operations, net of tax $ 2,120 (In thousands) Year Ended December 31, 2023 Three Months Ended March 31, 2023 Cost of goods manufactured and sold $ 11 Research and development 29,867 Selling, general and administrative 6,644 Income tax benefit $ (6,727) Loss from discontinued operations, net of tax $ 29,795

Appendix: Financial Results GAAP to Non-GAAP Adjustments (In millions) Three Months Ended March 31, 2024 Three Months Ended March 31, 2023 Net Income (Loss) from Continuing Operations — GAAP $ 38.9 $ (12.1) Adjustments: Share-based compensation expense 32.8 21.0 Depreciation expense 7.0 9.4 Amortization expense 1.1 8.8 Non-cash net interest expense 0.1 0.1 Separation expense 0.4 3.8 Income tax effect related to reconciling items (4.1) (1.0) Non-GAAP Net Income from Continuing Operations $ 76.2 $ 30.1 Non-GAAP Net Loss from Discontinued Operations $ (2.1) $ (27.6) Non-GAAP Net Income $ 74.1 $ 2.4 Amounts in the table above may not sum due to rounding.

Appendix: Financial Results GAAP to EBITDA Adjustments (In millions) Three Months Ended March 31, 2024 Three Months Ended March 31, 2023 Net Income (Loss) from Continuing Operations — GAAP $ 38.9 $ (12.1) Adjustments: Depreciation expense 7.0 9.4 Amortization expense 1.1 8.8 Interest income (9.4) (5.0) Interest expense 6.0 5.3 Income tax provision 7.6 0.7 EBITDA from Continuing Operations $ 51.5 $ 7.2 EBITDA from Discontinued Operations $ (2.5) $ (36.0) EBITDA $ 49.0 $ (28.8)

Appendix: 2024 Guidance GAAP to Non-GAAP Adjustments (In millions, except per share data) Year Ended December 31, 2023 Year Ending December 31, 2024 Shares+ Earnings Per Share Projected Net Income — GAAP $ 370.0 173.0 $ 2.14 Adjustments: Share-based compensation expense 86.0 Depreciation expense 35.0 Amortization expense 1.0 Non-cash net interest expense 0.5 Income tax effect related to reconciling items (7.5) Projected Net Income — Non-GAAP $ 485.0 173.0 $ 2.80 Projected GAAP and non-GAAP measures reflect the mid-points within the Company’s financial expectations ranges. +2024 per share expectations are calculated based on a weighted average diluted share count of approximately 173.0 million shares outstanding.

Appendix: 2024 Guidance GAAP to EBITDA Adjustments (In millions) Year Ended December 31, 2023 Year Ending December 31, 2024 Projected Net Income — GAAP $ 370.0 Adjustments: Net interest income (16.0) Depreciation expense 35.0 Amortization expense 1.0 Provision for income taxes 75.0 Projected EBITDA $ 465.0 Projected GAAP and non-GAAP measures reflect the mid-points within the Company’s financial expectations ranges.

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